ACKNOWLEDGEMENT

This Acknowledgement is made as of July 7, 2014 and is

Between:

SIX CAPITAL LTD., a Hong Kong company

(the "Purchaser")

And:

PREMIER FINANCIAL AND MARKETING CO. LTD., a Hong Kong company

(the " Seller")

And:

BIOSHAFT WATER TECHNOLOGY, INC., a US company

(the "Borrower")

On July 7, 2014, the Purchaser purchased a loan receivable balance from the Seller.

All parties subject to this agreement wish to acknowledge the following terms of the purchase of a loan receivable from the Seller by the Purchaser:

1)

The Borrower's debt owing to the Seller is now deemed paid in full ;

2)

The Borrower is no longer subject to a conversion of debt whereby they must issue 20,000,000 shares in exchange for the Principal owing on the debt;

3)

The Purchaser and Seller acknowledge that full consideration has been paid between the parties in order for the Purchaser to acquire the debt from the Seller.

In witness whereof the patties hereto have executed this Loan Agreement as of the day and year first above written.

SIX CAPITAL LTD.

For and on behalf of

Six Capital Ltd.

By: ORIENT INVESTMENTS LIMITIED

/s/

Authorized Signatory(ies)

PREMIER FINANCIAL AND MARKETING CO. LTD.

/s/

Authorized Signatory(ies)

BIOSHAFT WATER TECHNOLOGY, INC.

By: /s/

Authorized Signatory